UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	September 30, 2014

Item 1. Schedule of Investments:

Putnam VT American Government Income Fund

The fund's portfolio
9/30/14 (Unaudited)

MORTGAGE-BACKED SECURITIES (22.8%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (22.8%)

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.175s, 2037			$61,938	$88,766
IFB Ser. 2979, Class AS, 23.71s, 2034			19,131	24,630
IFB Ser. 3072, Class SM, 23.233s, 2035			76,210	107,608
IFB Ser. 3072, Class SB, 23.087s, 2035			62,117	87,109
IFB Ser. 3065, Class DC, 19.399s, 2035			339,829	480,477
IFB Ser. 2990, Class LB, 16.553s, 2034			84,977	109,799
IFB Ser. 4305, Class SK, IO, 6.446s, 2044			886,123	219,732
IFB Ser. 4105, Class HS, IO, 6.446s, 2042			699,434	173,991
IFB Ser. 3232, Class KS, IO, 6.146s, 2036			380,091	51,312
IFB Ser. 4136, Class ES, IO, 6.096s, 2042			689,203	130,570
Ser. 4175, Class S, IO, 5.946s, 2043			456,668	105,569
IFB Ser. 4240, Class SA, IO, 5.846s, 2043			487,786	110,557
IFB Ser. 326, Class S2, IO, 5.796s, 2044			1,478,288	350,363
IFB Ser. 315, Class S1, IO, 5.766s, 2043			566,213	135,451
Ser. 4122, Class TI, IO, 4 1/2s, 2042			745,738	160,483
Ser. 4018, Class DI, IO, 4 1/2s, 2041			1,095,841	197,975
Ser. 4116, Class MI, IO, 4s, 2042			1,500,649	311,970
Ser. 4019, Class JI, IO, 4s, 2041			1,238,160	226,212
Ser. 4165, Class AI, IO, 3 1/2s, 2043			705,558	135,489
Ser. 303, Class C19, IO, 3 1/2s, 2043			485,098	111,942
Ser. 4122, Class AI, IO, 3 1/2s, 2042			987,467	143,111
Ser. 304, IO, 3 1/2s, 2027			1,209,365	151,243
Ser. 304, Class C37, IO, 3 1/2s, 2027			896,286	113,757
Ser. 4141, Class PI, IO, 3s, 2042			822,419	111,166
Ser. 4158, Class TI, IO, 3s, 2042			2,120,763	283,652
Ser. 4165, Class TI, IO, 3s, 2042			2,225,737	300,475
Ser. 4171, Class NI, IO, 3s, 2042			1,314,909	184,350
Ser. 4183, Class MI, IO, 3s, 2042			679,714	95,296
Ser. 3939, Class EI, IO, 3s, 2026			1,182,396	119,356
Ser. 3835, Class FO, PO, zero %, 2041			1,639,856	1,395,370
Ser. 3391, PO, zero %, 2037			15,854	13,466
Ser. 3300, PO, zero %, 2037			8,652	7,662
FRB Ser. 3326, Class WF, zero %, 2035			1,882	1,448

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036			53,536	99,138
IFB Ser. 06-8, Class HP, 24s, 2036			80,554	122,796
IFB Ser. 05-45, Class DA, 23.854s, 2035			121,758	178,874
IFB Ser. 07-53, Class SP, 23.634s, 2037			88,330	128,951
IFB Ser. 08-24, Class SP, 22.717s, 2038			443,644	654,624
IFB Ser. 05-122, Class SE, 22.559s, 2035			115,605	163,147
IFB Ser. 05-75, Class GS, 19.787s, 2035			77,277	101,880
IFB Ser. 05-106, Class JC, 19.645s, 2035			89,439	130,889
IFB Ser. 05-83, Class QP, 16.992s, 2034			38,014	48,108
IFB Ser. 11-4, Class CS, 12.591s, 2040			241,223	288,421
IFB Ser. 13-19, Class DS, IO, 6.046s, 2041			1,194,917	208,084
Ser. 06-10, Class GC, 6s, 2034			239,293	246,472
IFB Ser. 13-59, Class SC, IO, 5.996s, 2043			864,170	182,826
IFB Ser. 12-111, Class JS, IO, 5.946s, 2040			455,563	85,475
IFB Ser. 13-128, Class SA, IO, 5.846s, 2043			841,714	192,896
IFB Ser. 13-101, Class AS, IO, 5.796s, 2043			1,108,753	273,540
IFB Ser. 13-103, Class SK, IO, 5.766s, 2043			328,561	79,872
IFB Ser. 13-136, Class SB, IO, 5.746s, 2044			2,545,211	552,718
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043			883,587	212,326
Ser. 409, Class 82, IO, 4 1/2s, 2040			684,967	160,439
Ser. 418, Class C24, IO, 4s, 2043			645,350	149,918
Ser. 12-96, Class PI, IO, 4s, 2041			678,069	113,292
Ser. 409, Class C16, IO, 4s, 2040			980,999	222,635
Ser. 418, Class C15, IO, 3 1/2s, 2043			1,351,650	300,742
Ser. 12-124, Class JI, 3 1/2s, 2042			484,589	72,630
Ser. 13-22, Class PI, IO, 3 1/2s, 2042			948,164	188,372
Ser. 417, Class C19, IO, 3 1/2s, 2033			1,157,543	208,740
Ser. 13-55, Class IK, IO, 3s, 2043			706,681	99,607
Ser. 12-151, Class PI, IO, 3s, 2043			641,141	89,696
Ser. 13-8, Class NI, IO, 3s, 2042			720,510	98,916
Ser. 12-145, Class TI, IO, 3s, 2042			823,069	93,748
Ser. 13-35, Class IP, IO, 3s, 2042			847,957	99,204
Ser. 13-55, Class PI, IO, 3s, 2042			1,295,018	163,496
Ser. 13-53, Class JI, IO, 3s, 2041			875,236	111,456
Ser. 13-23, Class PI, IO, 3s, 2041			974,860	94,152
Ser. 13-30, Class IP, IO, 3s, 2041			1,391,038	121,911
Ser. 13-23, Class LI, IO, 3s, 2041			806,814	86,031
Ser. 14-28, Class AI, IO, 3s, 2040			1,006,932	156,074
FRB Ser. 03-W8, Class 3F2, 0.505s, 2042			7,438	7,326
FRB Ser. 07-95, Class A3, 0.405s, 2036			1,868,618	1,784,530
Ser. 08-53, Class DO, PO, zero %, 2038			82,804	68,162
Ser. 07-44, Class CO, PO, zero %, 2037			32,581	27,896
Ser. 1988-12, Class B, zero %, 2018			769	739

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.551s, 2036			946,047	139,542
IFB Ser. 13-165, Class LS, IO, 5.997s, 2043			405,563	74,169
IFB Ser. 12-34, Class SA, IO, 5.897s, 2042			836,979	174,945
IFB Ser. 11-128, Class TS, IO, 5.896s, 2041			376,878	70,212
IFB Ser. 11-70, Class SN, IO, 5.746s, 2041			259,000	51,199
Ser. 13-51, Class QI, IO, 5s, 2043			808,786	171,851
Ser. 13-3, Class IT, IO, 5s, 2043			579,558	131,735
Ser. 13-6, Class OI, IO, 5s, 2043			457,093	96,620
Ser. 13-16, Class IB, IO, 5s, 2040			700,533	63,133
Ser. 10-35, Class UI, IO, 5s, 2040			1,113,304	251,554
Ser. 10-9, Class UI, IO, 5s, 2040			2,945,141	661,241
Ser. 09-121, Class UI, IO, 5s, 2039			1,223,991	283,635
Ser. 13-24, Class IK, IO, 4 1/2s, 2043			701,421	144,584
Ser. 12-129, Class IO, IO, 4 1/2s, 2042			959,376	220,743
Ser. 11-18, Class PI, IO, 4 1/2s, 2040			736,989	132,805
Ser. 10-35, Class AI, IO, 4 1/2s, 2040			1,513,938	285,847
Ser. 10-35, Class QI, IO, 4 1/2s, 2040			1,350,201	284,502
Ser. 10-9, Class QI, IO, 4 1/2s, 2040			429,168	93,539
Ser. 11-81, Class PI, IO, 4 1/2s, 2037			561,512	50,351
Ser. 13-165, Class IL, IO, 4s, 2043			374,839	63,179
Ser. 12-56, Class IB, IO, 4s, 2042			1,300,793	287,639
Ser. 12-47, Class CI, IO, 4s, 2042			577,536	115,364
Ser. 14-4, Class IK, IO, 4s, 2039			825,190	133,186
Ser. 10-114, Class MI, IO, 4s, 2039			1,306,918	180,930
Ser. 10-116, Class QI, IO, 4s, 2034			609,732	30,323
Ser. 13-79, Class PI, IO, 3 1/2s, 2043			971,221	136,981
Ser. 13-37, Class JI, IO, 3 1/2s, 2043			726,630	107,912
Ser. 13-27, Class PI, IO, 3 1/2s, 2042			639,407	97,068
Ser. 12-136, Class IO, IO, 3 1/2s, 2042			1,091,213	257,657
Ser. 14-46, Class JI, IO, 3 1/2s, 2041			535,214	79,602
Ser. 13-18, Class GI, IO, 3 1/2s, 2041			760,797	111,000
Ser. 12-71, Class JI, IO, 3 1/2s, 2041			711,878	92,984
Ser. 12-48, Class KI, IO, 3 1/2s, 2039			732,797	104,409
Ser. 14-44, Class IC, IO, 3s, 2028			1,120,856	133,019
Ser. 10-151, Class KO, PO, zero %, 2037			85,839	73,967
Ser. 06-36, Class OD, PO, zero %, 2036			4,340	3,805

				20,102,338

Total mortgage-backed securities (cost $18,753,288)				$20,102,338

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.

2.7395/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7395		$5,619,000	$58,438

2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175		5,619,000	52,144

(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78		1,542,000	4,719

(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78		1,542,000	4,487

2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54		1,542,000	2,976

2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54		1,542,000	2,760

Credit Suisse International

(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74		6,124,000	26,946

(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74		6,124,000	26,946

2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51		6,124,000	9,125

2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51		6,124,000	9,125

Total purchased swap options outstanding (cost $270,104)				$197,666

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$101.69		$3,000,000	$23,438

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/103.09		8,000,000	107,201

Federal National Mortgage Association 30 yr 4.0s TBA commitments (Call)	Oct-14/106.50		2,000,000	40

Total purchased options outstanding (cost $173,125)				$130,679

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (32.3%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.8%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028 to July 20, 2036			$96,669	$110,367
6s, with due dates from April 15, 2028 to November 20, 2038			267,152	299,284
5 1/2s, April 20, 2038			416,511	463,043
5s, TBA, October 1, 2044			1,000,000	1,097,344
4 1/2s, TBA, October 1, 2044			2,000,000	2,169,531
4s, March 20, 2044			99,087	105,172

				4,244,741
U.S. Government Agency Mortgage Obligations (27.5%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to July 1, 2031			43,390	51,701
7s, with due dates from November 1, 2026 to May 1, 2032			344,938	394,605
5 1/2s, December 1, 2033			34,679	38,849
4 1/2s, May 1, 2044			1,081,955	1,181,613
4s, June 1, 2043			266,943	283,033

Federal National Mortgage Association Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to November 1, 2030			24,092	28,478
7s, with due dates from December 1, 2028 to December 1, 2035			657,066	759,797
6 1/2s, September 1, 2036			14,869	16,792
6s, January 1, 2038			404,639	456,737
5 1/2s, TBA, October 1, 2044			1,000,000	1,113,906
5s, February 1, 2039			39,402	43,516
4 1/2s, with due dates from April 1, 2041 to May 1, 2041			1,046,799	1,131,483
4 1/2s, TBA, October 1, 2044			4,000,000	4,315,938
4s, with due dates from June 1, 2042 to June 1, 2044			7,770,302	8,207,613
4s, TBA, October 1, 2044			4,000,000	4,215,312
3 1/2s, TBA, October 1, 2044			1,000,000	1,021,953
3s, TBA, October 1, 2044			1,000,000	985,548

				24,246,874

Total U.S. government and agency mortgage obligations (cost $28,516,462)				$28,491,615

U.S. TREASURY OBLIGATIONS (21.7%)(a)
			Principal amount	Value

U.S. Treasury Bonds
6 1/4s, August 15, 2023			$990,000	$1,296,374
4 1/2s, August 15, 2039(SEGCCS)			7,201,000	8,934,506

U.S. Treasury Notes 0 5/8s, May 31, 2017			8,927,000	8,848,889

Total U.S. treasury Obligations (cost $18,824,825)				$19,079,769

SHORT-TERM INVESTMENTS (36.3%)(a)
			Principal amount/shares	Value

Interest in $100,000,000 joint tri-party repurchase agreement dated 9/30/14 with BNP Paribas US due 10/1/14 - maturity value of $8,198,002 for an effective yield of 0.01% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 4.500% and due dates ranging from 12/1/25 to 6/1/44, valued at $102,066,059)			$8,198,000	$8,198,000

Interest in $326,032,000 joint tri-party repurchase agreement dated 9/30/14 with Citigroup Global Markets, Inc. due 10/1/14 - maturity value of $7,500,000 for an effective yield of 0.001% (collateralized by various U.S. Treasury notes and a mortgage backed security with coupon rates ranging from 0.875% to 3.000% and due dates ranging from 7/31/19 to 10/15/42, valued at $332,552,646)			7,500,000	7,500,000

Putnam Money Market Liquidity Fund 0.06%(AFF)		Shares	15,698,413	15,698,413

U.S. Treasury Bills with an effective yield of 0.03%, December 18, 2014(SEGCCS)			$78,000	77,997

U.S. Treasury Bills with effective yields ranging from 0.11% to 0.13%, November 13, 2014(SEG)(SEGSF)(SEGCCS)			408,000	407,940

U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014(SEGSF)(SEGCCS)			110,000	109,999

Total short-term investments (cost $31,992,346)				$31,992,349

TOTAL INVESTMENTS

Total investments (cost $98,530,150)(b)				$99,994,416

FUTURES CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	35	$4,826,719	Dec-14	$41,613
U.S. Treasury Bond Ultra 30 yr (Long)	5	762,500	Dec-14	20,553
U.S. Treasury Note 2 yr (Long)	21	4,595,719	Dec-14	(696)
U.S. Treasury Note 5 yr (Long)	35	4,139,023	Dec-14	(11,003)
U.S. Treasury Note 10 yr (Long)	2	$249,281	Dec-14	(1,598)

Total				$48,869

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $498,719) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	$1,156,500	$12,560
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	1,156,500	12,560
(2.535)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.535	5,619,000	15,508
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	5,619,000	18,655
(2.635)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.635	5,619,000	31,972
(2.657)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.657	5,619,000	36,861
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	5,453,700	42,321
Credit Suisse International

(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	4,593,000	46,389
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	4,593,000	46,389
JPMorgan Chase Bank N.A.

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	2,726,900	21,815
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	145,447

Total			$430,477

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $167,969) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$100.81	$3,000,000	$12,891
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	3,000,000	6,328
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/102.22	8,000,000	60,480
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/101.34	8,000,000	29,999

Total			$109,698

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Credit Suisse International

(2.78125)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.78125	$11,269,000	$(42,822)	$2,053
2.54875/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.54875	11,269,000	(41,132)	(12,559)
(2.665)/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	5,634,500	41,977	6,686
2.665/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	5,634,500	41,977	(4,805)
JPMorgan Chase Bank N.A.

2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	5,391,100	(50,649)	14,933
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	5,391,100	(51,755)	14,233
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	5,391,100	17,979	(5,175)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	5,391,100	18,060	(5,283)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	5,391,100	32,023	(10,135)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	5,391,100	32,347	(10,298)

Total			$(1,995)	$(10,350)

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$9,299,000	(E)	$(1,882)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$407
	5,546,000	(E)	(45,915)	12/17/19	3 month USD-LIBOR-BBA	2.25%	1,476
	6,750,700	(E)	106,099	12/17/24	3 month USD-LIBOR-BBA	3.00%	(57,937)
	1,761,000	(E)	72,106	12/17/44	3 month USD-LIBOR-BBA	3.50%	(22,020)
	3,062,000		21,394	9/16/24	3 month USD-LIBOR-BBA	2.68%	32,490
	12,728,500		93,174	9/18/24	3 month USD-LIBOR-BBA	2.665%	119,696

	Total		$244,976	$74,112
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$372,359	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(967)
277,736	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(721)
Barclays Bank PLC
447,622	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,513
327,603	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(748)
873,306	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,734)
790,887	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,139
720,012	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,060
2,282,161	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,757)
3,144,820	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	8,998
427,053	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,222
86,805	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	230
3,971,594	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,363
198,679	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	36
1,953,927	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,353)
2,369,718	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,780
722,961	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,916
16,922	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	15
128,116	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	367
138,031	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	460
824,666	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,526)
533,569	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,385)
83,267	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	225
363,175	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,228
1,352,477	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,870
20,309	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	55
65,569	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	177
47,581	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	129
1,979,437	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,462)
646,035	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(3,400)
301,817	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,273)
150,951	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(637)
150,951	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(637)
302,850	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,278)
786,704	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(3,319)
302,850	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,278)
238,097	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	217
604,753	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,551)
268,616	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,165)
396,857	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,697)
Citibank, N.A.
129,824	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	371
Credit Suisse International
406,128	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,762)
Goldman Sachs International
475,174	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	433
366,584	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	334
1,198,301	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	215
460,463	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	420
813,001	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,857)
813,001	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,857)
680,192	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,908)
255,529	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,092)
190,351	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(315)
1,930	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	0
496,565	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	89
392,949	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,020)
931,725	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,983)
34,524	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(148)
92,093	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(394)
103,827	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	95
520,752	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	474
543,275	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,241)
601,697	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,374)
841,205	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	151
642,101	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,466)
JPMorgan Chase Bank N.A.
520,427	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,348)

Total	$—	$(30,071)

Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2014 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $88,078,139.
(b)	The aggregate identified cost on a tax basis is $98,556,138, resulting in gross unrealized appreciation and depreciation of $2,751,515 and $1,313,237, respectively, or net unrealized appreciation of $1,438,278.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$14,796,396	$14,240,969	$13,338,952	$5,757	$15,698,413
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $29,874,831 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity and to isolate prepayment risk.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to hedge interest rate risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $252,622 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $139,000 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$20,102,338	$—
Purchased options outstanding	—	130,679	—
Purchased swap options outstanding	—	197,666	—
U.S. government and agency mortgage obligations	—	28,491,615	—
U.S. treasury obligations	—	19,079,769	—
Short-term investments	15,698,413	16,293,936	—

Totals by level	$15,698,413	$84,296,003	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$48,869	$—	$—
Written options outstanding	—	(109,698)	—
Written swap options outstanding	—	(430,477)	—
Forward premium swap option contracts	—	(10,350)	—
Interest rate swap contracts	—	(170,864)	—
Total return swap contracts	—	(30,071)	—

Totals by level	$48,869	$(751,460)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Interest rate contracts	$561,296	$935,542

Total	$561,296	$935,542

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$32,400,000
Purchased swap option contracts (contract amount)		$25,600,000
Written TBA commitment option contracts (contract amount)		$63,600,000
Written swap option contracts (contract amount)		$35,300,000
Futures contracts (number of contracts)		100
Centrally cleared interest rate swap contracts (notional)		$34,400,000
OTC total return swap contracts (notional)		$49,700,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	BNP Paribas US	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$–	$–	$29,996	$–	$–	$–	$–	$–	$–	$–	$29,996
	OTC Total return swap contracts*#	–	43,000	–	–	371	–	–	2,211	–	–	45,582
	Futures contracts§	–	–	–	–	–	–	–	–	–	7,766	7,766
	Forward premium swap option contracts#	–	–	–	–	–	–	8,739	–	29,166	–	37,905
	Purchased swap options#	125,524	–	–	–	–	–	72,142	–	–	–	197,666
	Purchased options#	–	–	–	–	–	–	–	–	130,679	–	130,679
	Repurchase agreements	–	–	–	8,198,000		7,500,000	–	–	–	–	15,698,000

	Total Assets	$125,524	$43,000	$29,996	$8,198,000	$371	$7,500,000	$80,881	$2,211	$159,845	$7,766	$16,147,594

	Liabilities:
	Centrally cleared interest rate swap contracts§	–	–	33,296	–	–	–	–	–	–	–	33,296
	OTC Total return swap contracts*#	1,688	53,200	–	–	–	–	1,762	17,655	1,348	–	75,653
	Futures contracts§	–	–	–	–	–	–	–	–	–	–	–
	Forward premium swap option contracts#	–	–	–	–	–	–	17,364	–	30,891	–	48,255
	Written swap options#	170,437	–	–	–	–	–	92,778	–	167,262	–	430,477
	Written options#	–	–	–	–	–	–	–	–	109,698	–	109,698

	Total Liabilities	$172,125	$53,200	$33,296	$–	$–	$–	$111,904	$17,655	$309,199	$–	$697,379

	Total Financial and Derivative Net Assets	$(46,601)	$(10,200)	$(3,300)	$8,198,000	$371	$7,500,000	$(31,023)	$(15,444)	$(149,354)	$7,766	$15,450,215
	Total collateral received (pledged)##†	$(9,000)	$–	$–	$8,198,000	$–	$7,500,000	$–	$–	$(130,000)	$–
	Net amount	$(37,601)	$(10,200)	$(3,300)	$–	$371	$–	$(31,023)	$(15,444)	$(19,354)	$7,766

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 26, 2014